Exhibit 99.2

     BB&T Corporation
Quarterly Performance Summary
First Quarter 2009

BB&T Corporation
Quarterly Performance Summary
Table of Contents

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31%
	2009		2008		Change
Summary Income Statement
Interest income	$1,709		$1,918		(10.9	) %
Interest expense	535		884		(39.5)
Net interest income - taxable equivalent	1,174		1,034		13.5
Less: Taxable-equivalent adjustment	28		17		64.7
Net interest income	1,146		1,017		12.7
Provision for credit losses	676		223		203.1
Net interest income after provision for credit losses	470		794		(40.8)
Noninterest income	1,031		771		33.7
Noninterest expense	1,069		935		14.3
Income before income taxes	432		630		(31.4)
Provision for income taxes	114		201		(43.3)
Net income	318		429		(25.9)
Minority interest	6		1		NM
Dividends and accretion on preferred stock	41		-		NM
Net income available to common shareholders	271		428		(36.7)
Per Common Share Data
Earnings
Basic	$.48		$.78		(38.5	) %
Diluted	.48		.78		(38.5)
Cash dividends paid	.47		.46		2.2
Book value	23.29		23.49		(.9)
Tangible book value (1)	14.00		13.47		3.9

End of period shares outstanding (in thousands)	560,563		546,799		2.5
Weighted average shares (in thousands)
Basic	559,801		546,214		2.5
Diluted	563,566		548,946		2.7
Performance Ratios
Return on average assets	.86%		1.29%
Return on average common shareholders' equity	8.29		13.30
Net interest margin - taxable equivalent	3.57		3.54
Noninterest income as a percentage of total income (2)	42.1		41.4
Efficiency ratio (2)	50.9		52.3
Cash Basis Performance Ratios (3)
Diluted earnings per common share	$.51		$.81		(37.0	) %
Return on average tangible assets	.93%		1.40%
Return on average tangible common shareholders' equity	15.62		24.27
Efficiency ratio (2)	49.8		50.8
Credit Quality
Nonperforming assets	$2,750		$989
Nonperforming assets as a percentage of:
Total assets	1.92%		.73%
Loans and leases plus foreclosed property	2.72		1.05
Net charge-offs as a percentage of average
loans and leases	1.58		.54
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.94		1.19
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	1.08	X	1.44	X
Average Balances
Total assets	$149,876		$133,425		12.3%
Investment securities	31,427		23,414		34.2
Loans and leases	99,724		92,718		7.6
Deposits	93,934		86,583		8.5
Client deposits	84,133		76,889		9.4
Shareholders' equity	16,406		12,961		26.6
Period-End Balances
Total assets	$143,425		$136,417		5.1%
Investment securities	19,489		24,096		(19.1)
Loans and leases	100,239		93,951		6.7
Deposits	90,617		87,481		3.6
Client deposits	84,292		76,542		10.1
Shareholders' equity	16,182		12,875		25.7
Capital Ratios (4)
Risk-based
Tier 1	12.1%		9.0%
Total	17.1		14.1
Leverage	9.4		7.3
Tangible common equity (1)	5.7		5.7
Tangible common equity to risk-weighted assets (1)	7.1		7.1
Note: Applicable ratios are annualized.

(1)	Tangible common equity and assets are based on regulatory Tier 1 capital definition.
(2)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives.
(3)	Cash basis performance information excludes the amortization of intangible assets and purchase accounting mark-to-market adjustments. In addition, cash basis performance excludes the unamortized balances of intangibles from assets and equity, net of deferred taxes.
(4)	Current quarter regulatory capital information is preliminary.
NM - not meaningful.

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2009		2008		2008		2008		2008
Summary Income Statement
Interest income	$1,709		$1,757		$1,821		$1,817		$1,918
Interest expense	535		669		712		727		884
Net interest income - taxable equivalent	1,174		1,088		1,109		1,090		1,034
Less: Taxable-equivalent adjustment	28		23		21		22		17
Net interest income	1,146		1,065		1,088		1,068		1,017
Provision for credit losses	676		528		364		330		223
Net interest income after provision for credit losses	470		537		724		738		794
Noninterest income	1,031		807		792		827		771
Noninterest expense	1,069		1,012		1,005		959		935
Income before income taxes	432		332		511		606		630
Provision for income taxes	114		25		149		175		201
Net income	318		307		362		431		429
Minority interest	6		2		4		3		1
Dividends and accretion on preferred stock	41		21		-		-		-
Net income available to common shareholders	271		284		358		428		428
Per Common Share Data
Earnings
Basic	$.48		$.51		$.65		$.78		$.78
Diluted	.48		.51		.65		.78		.78
Cash dividends paid	.47		.47		.47		.46		.46
Book value	23.29		23.16		23.42		23.40		23.49
Tangible book value (1)	14.00		13.93		13.91		13.60		13.47

End of period shares outstanding (in thousands)	560,563		559,248		552,259		546,928		546,799
Weighted average shares (in thousands)
Basic	559,801		552,732		549,761		546,628		546,214
Diluted	563,566		556,746		553,544		549,758		548,946
Performance Ratios
Return on average assets	.86%		.86%		1.05%		1.28%		1.29%
Return on average common shareholders' equity	8.29		8.47		10.86		13.27		13.30
Net interest margin - taxable equivalent (2)	3.57		3.47		3.66		3.65		3.54
Noninterest income as a percentage of total income (3)	42.1		40.5		40.5		43.0		41.4
Efficiency ratio (3)	50.9		53.9		52.7		49.2		52.3
Cash Basis Performance Ratios (4)
Diluted earnings per share	$.51		$.54		$.68		$.81		$.81
Return on average tangible assets	.93%		.94%		1.15%		1.38%		1.40%
Return on average tangible common shareholders' equity	15.62		15.57		19.97		24.22		24.27
Efficiency ratio (3)	49.8		52.6		51.3		47.9		50.8
Credit Quality
Nonperforming assets	$2,750		$2,030		$1,638		$1,301		$989
Nonperforming assets as a percentage of:
Total assets	1.92%		1.34%		1.20%		.95%		.73%
Loans and leases plus foreclosed property	2.72		2.04		1.69		1.36		1.05
Net charge-offs as a percentage of average
loans and leases	1.58		1.29		1.00		.72		.54
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.94		1.62		1.45		1.33		1.19
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	1.08	X	1.11	X	1.15	X	1.24	X	1.44	X
Average Balances
Total assets	$149,876		$141,555		$136,933		$135,557		$133,425
Investment securities	31,427		26,573		24,083		23,898		23,414
Loans and leases	99,724		97,224		95,943		94,866		92,718
Deposits	93,934		91,986		90,021		86,685		86,583
Client deposits	84,133		81,868		80,236		77,044		76,889
Shareholders' equity	16,406		14,967		13,176		13,017		12,961
Period-End Balances
Total assets	$143,425		$152,015		$137,041		$136,465		$136,417
Investment securities	19,489		33,219		21,082		23,171		24,096
Loans and leases	100,239		98,669		96,682		95,715		93,951
Deposits	90,617		98,613		88,387		88,214		87,481
Client deposits	84,292		83,575		80,028		79,781		76,542
Shareholders' equity	16,182		16,081		12,980		12,838		12,875
Capital Ratios (5)
Risk-based
Tier 1	12.1%		12.3%		9.4%		8.9%		9.0%
Total	17.1		17.4		14.4		14.0		14.1
Leverage	9.4		9.9		7.6		7.2		7.3
Tangible common equity (1)	5.7		5.3		5.9		5.7		5.7
Tangible common equity to risk-weighted assets (1)	7.1		7.1		7.3		7.2		7.1
Note: Applicable ratios are annualized.

(1)	Tangible common equity and assets are based on regulatory Tier 1 capital definition.
(2)	The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.
(3)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives.
(4)	Cash basis performance information excludes the amortization of intangible assets and purchase accounting mark-to-market adjustments. In addition, cash basis performance excludes the unamortized balances of intangibles from assets and equity, net of deferred taxes.
(5)	Current quarter regulatory capital information is preliminary.

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31		Change
	2009	2008	$	%

Interest Income
Interest and fees on loans and leases	$1,322	$1,595	$(273)	(17.1	) %
Interest and dividends on securities	355	289	66	22.8
Interest on short-term investments	2	11	(9)	(81.8)
Total interest income	1,679	1,895	(216)	(11.4)

Interest Expense
Interest on deposits	346	564	(218)	(38.7)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	23	88	(65)	(73.9)
Interest on long-term debt	164	226	(62)	(27.4)
Total interest expense	533	878	(345)	(39.3)

Net interest income	1,146	1,017	129	12.7
Provision for credit losses	676	223	453	203.1
Net interest income after provision for credit losses	470	794	(324)	(40.8)

Noninterest income
Insurance income	252	212	40	18.9
Service charges on deposits	156	154	2	1.3
Investment banking brokerage fees and commissions	82	86	(4)	(4.7)
Mortgage banking income	188	59	129	218.6
Checkcard fees	49	46	3	6.5
Other nondeposit fees and commissions	53	46	7	15.2
Trust and investment advisory revenues	32	40	(8)	(20.0)
Bankcard fees and merchant discounts	35	36	(1)	(2.8)
Income from bank-owned life insurance	23	13	10	76.9
Securities gains, net	150	43	107	NM
Other income	11	36	(25)	(69.4)
Total noninterest income	1,031	771	260	33.7

Noninterest Expense
Personnel expense	600	547	53	9.7
Occupancy and equipment expense	129	123	6	4.9
Professional services	53	37	16	43.2
Foreclosed property expense	36	13	23	176.9
Regulatory charges	33	5	28	NM
Loan processing expense	29	31	(2)	(6.5)
Amortization of intangibles	25	27	(2)	(7.4)
Merger-related and restructuring charges, net	12	5	7	140.0
Other expenses	152	147	5	3.4
Total noninterest expense	1,069	935	134	14.3

Earnings
Income before income taxes	432	630	(198)	(31.4)
Provision for income taxes	114	201	(87)	(43.3)
Net Income	318	429	(111)	(25.9)

Minority interest	6	1	5	NM
Dividends and accretion on preferred stock	41	-	41	NM
Net income available to common shareholders	$271	$428	$(157)	(36.7	) %

Earnings Per Common Share
Basic	$.48	$.78	$(.30)	(38.5	) %
Diluted	.48	.78	(.30)	(38.5)

Weighted Average Shares Outstanding
Basic	559,801	546,214	13,587	2.5
Diluted	563,566	548,946	14,620	2.7
NM - not meaningful.

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2009	2008	2008	2008	2008

Interest Income
Interest and fees on loans and leases	$1,322	$1,408	$1,499	$1,501	$1,595
Interest and dividends on securities	355	317	287	283	289
Interest on short-term investments	2	4	7	6	11
Total interest income	1,679	1,729	1,793	1,790	1,895

Interest Expense
Interest on deposits	346	423	449	455	564
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	23	40	48	59	88
Interest on long-term debt	164	201	208	208	226
Total interest expense	533	664	705	722	878

Net interest income	1,146	1,065	1,088	1,068	1,017
Provision for credit losses	676	528	364	330	223
Net interest income after provision for credit losses	470	537	724	738	794

Noninterest income
Insurance income	252	247	232	237	212
Service charges on deposits	156	171	176	172	154
Investment banking brokerage fees and commissions	82	96	84	88	86
Mortgage banking income	188	76	83	57	59
Checkcard fees	49	50	52	53	46
Other nondeposit fees and commissions	53	49	47	47	46
Trust and investment advisory revenues	32	32	37	38	40
Bankcard fees and merchant discounts	35	38	38	39	36
Income from bank-owned life insurance	23	22	24	25	13
Securities gains net	150	41	13	10	43
Other income (loss)	11	(15)	6	61	36
Total noninterest income	1,031	807	792	827	771

Noninterest Expense
Personnel expense	600	537	552	565	547
Occupancy and equipment expense	129	135	127	124	123
Professional services	53	64	55	48	37
Foreclosed property expense	36	27	22	17	13
Regulatory charges	33	13	8	4	5
Loan processing expense	29	29	32	33	31
Amortization of intangibles	25	23	25	25	27
Merger-related and restructuring charges, net	12	4	5	1	5
Other expenses	152	180	179	142	147
Total noninterest expense	1,069	1,012	1,005	959	935

Earnings
Income before income taxes	432	332	511	606	630
Provision for income taxes	114	25	149	175	201
Net Income	318	307	362	431	429

Minority interest	6	2	4	3	1
Dividends and accretion on preferred stock	41	21	-	-	-
Net income available to common shareholders	$271	$284	$358	$428	$428

Earnings Per Common Share
Basic	$.48	$.51	$.65	$.78	$.78
Diluted	.48	.51	.65	.78	.78

Weighted Average Shares Outstanding
Basic	559,801	552,732	549,761	546,628	546,214
Diluted	563,566	556,746	553,544	549,758	548,946

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of March 31,		Change
	2009	2008	$	%

Assets
Cash and due from banks	$1,188	$1,844	$(656)	(35.6	) %
Interest-bearing deposits with banks	511	395	116	29.4
Federal funds sold and securities purchased under
resale agreements or similar arrangements	301	342	(41)	(12.0)
Segregated cash due from banks	283	325	(42)	(12.9)
Trading securities at fair value	481	609	(128)	(21.0)
Securities available for sale at fair value	19,008	23,487	(4,479)	(19.1)
Loans and leases:
Commercial loans and leases	50,392	46,277	4,115	8.9
Direct retail loans	15,000	15,570	(570)	(3.7)
Sales finance loans	6,275	6,052	223	3.7
Revolving credit loans	1,760	1,598	162	10.1
Mortgage loans	16,336	17,446	(1,110)	(6.4)
Specialized lending	6,678	5,186	1,492	28.8
Total loans and leases held for investment	96,441	92,129	4,312	4.7

Loans held for sale	3,798	1,822	1,976	108.5
Total loans and leases	100,239	93,951	6,288	6.7
Allowance for loan and lease losses	(1,869)	(1,097)	(772)	70.4
Premises and equipment	1,583	1,544	39	2.5
Goodwill	5,492	5,226	266	5.1
Core deposit and other intangible assets	521	474	47	9.9
Residential mortgage servicing rights at fair value	365	406	(41)	(10.1)
Other assets	15,322	8,911	6,411	71.9
Total assets	$143,425	$136,417	$7,008	5.1%

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$14,766	$13,377	$1,389	10.4%
Interest checking	2,401	1,150	1,251	108.8
Other client deposits	40,604	35,196	5,408	15.4
Client certificates of deposit	26,521	26,819	(298)	(1.1)
Total client deposits	84,292	76,542	7,750	10.1

Other interest-bearing deposits	6,325	10,939	(4,614)	(42.2)
Total deposits	90,617	87,481	3,136	3.6
Fed funds purchased, repos and other borrowings	13,721	9,610	4,111	42.8
Long-term debt	17,955	21,544	(3,589)	(16.7)
Other liabilities	4,950	4,907	43	0.9
Total liabilities	127,243	123,542	3,701	3.0
Shareholders' equity:
Preferred stock	3,085	-	3,085	NM
Common stock	2,803	2,734	69	2.5
Additional paid-in capital	3,547	3,124	423	13.5
Retained earnings	7,385	7,087	298	4.2
Minority interest	45	33	12	36.4
Accumulated other comprehensive loss	(683)	(103)	(580)	563.1
Total shareholders' equity	16,182	12,875	3,307	25.7
Total liabilities and shareholders' equity	$143,425	$136,417	$7,008	5.1

NM - not meaningful.

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2009	2008	2008	2008	2008

Assets
Cash and due from banks	$1,188	$1,639	$1,675	$1,888	$1,844
Interest-bearing deposits with banks	511	751	420	577	395
Federal funds sold and securities purchased under
resale agreements or similar arrangements	301	350	297	178	342
Segregated cash due from banks	283	379	307	196	325
Trading securities at fair value	481	376	548	514	609
Securities available for sale at fair value	19,008	32,843	20,534	22,657	23,487
Loans and leases:
Commercial loans and leases	50,392	50,480	48,694	47,790	46,277
Direct retail loans	15,000	15,454	15,569	15,623	15,570
Sales finance loans	6,275	6,354	6,314	6,266	6,052
Revolving credit loans	1,760	1,777	1,718	1,667	1,598
Mortgage loans	16,336	17,091	17,259	17,304	17,446
Specialized lending	6,678	6,089	5,709	5,550	5,186
Total loans and leases held for investment	96,441	97,245	95,263	94,200	92,129

Loans held for sale	3,798	1,424	1,419	1,515	1,822
Total loans and leases	100,239	98,669	96,682	95,715	93,951
Allowance for loan and lease losses	(1,869)	(1,574)	(1,377)	(1,257)	(1,097)
Premises and equipment	1,583	1,580	1,557	1,557	1,544
Goodwill	5,492	5,483	5,340	5,306	5,226
Core deposit and other intangible assets	521	542	507	505	474
Residential mortgage servicing rights at fair value	365	370	601	611	406
Other assets	15,322	10,607	9,950	8,018	8,911
Total assets	$143,425	$152,015	$137,041	$136,465	$136,417

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$14,766	$13,649	$13,534	$13,567	$13,377
Interest checking	2,401	2,576	2,189	2,542	1,150
Other client deposits	40,604	39,413	37,786	36,871	35,196
Client certificates of deposit	26,521	27,937	26,519	26,801	26,819
Total client deposits	84,292	83,575	80,028	79,781	76,542

Other interest-bearing deposits	6,325	15,038	8,359	8,433	10,939
Total deposits	90,617	98,613	88,387	88,214	87,481
Fed funds purchased, repos and other borrowings	13,721	10,788	10,075	10,804	9,610
Long-term debt	17,955	18,032	21,337	20,556	21,544
Other liabilities	4,950	8,501	4,262	4,053	4,907
Total liabilities	127,243	135,934	124,061	123,627	123,542
Shareholders' equity:
Preferred stock	3,085	3,082	-	-	-
Common stock	2,803	2,796	2,761	2,735	2,734
Additional paid-in capital	3,547	3,510	3,278	3,146	3,124
Retained earnings	7,385	7,381	7,357	7,258	7,087
Minority interest	45	44	45	38	33
Accumulated other comprehensive loss	(683)	(732)	(461)	(339)	(103)
Total shareholders' equity	16,182	16,081	12,980	12,838	12,875
Total liabilities and shareholders' equity	$143,425	$152,015	$137,041	$136,465	$136,417

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Year-to-Date
	March 31		Change
	2009	2008	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,080	$8,354	$(7,274)	(87.1	) %
Mortgage-backed securities issued by GSE	25,137	9,777	15,360	157.1
States and political subdivisions	2,282	1,413	869	61.5
Non-agency mortgage-backed securities	1,543	1,711	(168)	(9.8)
Other securities	937	1,275	(338)	(26.5)
Trading securities	448	884	(436)	(49.3)
Total securities	31,427	23,414	8,013	34.2

Other earning assets	1,180	1,282	(102)	(8.0)
Loans and leases
Commercial loans and leases	50,630	45,549	5,081	11.2
Direct retail loans	15,263	15,639	(376)	(2.4)
Sales finance loans	6,342	6,031	311	5.2
Revolving credit loans	1,767	1,602	165	10.3
Mortgage loans	16,759	17,462	(703)	(4.0)
Specialized lending	6,490	5,212	1,278	24.5
Total loans and leases held for investment	97,251	91,495	5,756	6.3

Loans held for sale	2,473	1,223	1,250	102.2
Total loans and leases	99,724	92,718	7,006	7.6

Total earning assets	132,331	117,414	14,917	12.7

Non-earning assets	17,545	16,011	1,534	9.6
Total assets	$149,876	$133,425	$16,451	12.3%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$13,828	$12,676	$1,152	9.1%
Interest checking	2,461	2,301	160	7.0
Other client deposits	40,701	34,851	5,850	16.8
Client certificates of deposit	27,143	27,061	82	0.3
Total client deposits	84,133	76,889	7,244	9.4
Other interest-bearing deposits	9,801	9,694	107	1.1
Total deposits	93,934	86,583	7,351	8.5

Fed funds purchased, repos and other borrowings	16,804	10,760	6,044	56.2
Long-term debt	17,436	19,201	(1,765)	(9.2)
Other liabilities	5,296	3,920	1,376	35.1
Total liabilities	133,470	120,464	13,006	10.8

Shareholders' equity	16,406	12,961	3,445	26.6

Total liabilities and shareholders' equity	$149,876	$133,425	$16,451	12.3%

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2009	2008	2008	2008	2008
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,080	$1,497	$3,619	$4,730	$8,354
Mortgage-backed securities issued by GSE	25,137	19,826	15,186	13,982	9,777
States and political subdivisions	2,282	2,146	2,070	1,729	1,413
Non-agency mortgage-backed securities	1,543	1,583	1,615	1,658	1,711
Other securities	937	982	1,068	1,228	1,275
Trading securities	448	539	525	571	884
Total securities	31,427	26,573	24,083	23,898	23,414

Other earning assets	1,180	1,347	975	1,035	1,282
Loans and leases
Commercial loans and leases	50,630	49,428	48,125	47,097	45,549
Direct retail loans	15,263	15,501	15,595	15,584	15,639
Sales finance loans	6,342	6,352	6,292	6,188	6,031
Revolving credit loans	1,767	1,737	1,688	1,628	1,602
Mortgage loans	16,759	17,198	17,279	17,373	17,462
Specialized lending	6,490	5,781	5,648	5,389	5,212
Total loans and leases held for investment	97,251	95,997	94,627	93,259	91,495

Loans held for sale	2,473	1,227	1,316	1,607	1,223
Total loans and leases	99,724	97,224	95,943	94,866	92,718

Total earning assets	132,331	125,144	121,001	119,799	117,414

Non-earning assets	17,545	16,411	15,932	15,758	16,011
Total assets	$149,876	$141,555	$136,933	$135,557	$133,425

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$13,828	$13,298	$13,181	$13,086	$12,676
Interest checking	2,461	2,270	2,369	2,566	2,301
Other client deposits	40,701	38,791	38,369	34,650	34,851
Client certificates of deposit	27,143	27,509	26,317	26,742	27,061
Total client deposits	84,133	81,868	80,236	77,044	76,889
Other interest-bearing deposits	9,801	10,118	9,785	9,641	9,694
Total deposits	93,934	91,986	90,021	86,685	86,583

Fed funds purchased, repos and other borrowings	16,804	12,296	8,915	10,350	10,760
Long-term debt	17,436	17,700	20,770	21,697	19,201
Other liabilities	5,296	4,606	4,051	3,808	3,920
Total liabilities	133,470	126,588	123,757	122,540	120,464

Shareholders' equity	16,406	14,967	13,176	13,017	12,961

Total liabilities and shareholders' equity	$149,876	$141,555	$136,933	$135,557	$133,425

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2009			December 31, 2008
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,080	$12	4.31%	$1,497	$17	4.34%
Mortgage-backed securities issued by GSE	25,137	295	4.69	19,826	248	5.01
States and political subdivisions	2,282	34	5.94	2,146	34	6.48
Non-agency mortgage-backed securities	1,543	22	5.83	1,583	23	5.81
Other securities	937	5	2.30	982	7	2.94
Trading securities	448	3	2.51	539	3	2.19
Total securities	31,427	371	4.73	26,573	332	5.00

Other earning assets	1,180	2.74		1,347	4	1.33
Loans and leases
Commercial loans and leases	50,630	511	4.09	49,428	574	4.61
Direct retail loans	15,263	212	5.62	15,501	239	6.11
Sales finance loans	6,342	101	6.48	6,352	106	6.61
Revolving credit loans	1,767	43	9.89	1,737	46	10.49
Mortgage loans	16,759	246	5.88	17,198	255	5.95
Specialized lending	6,490	193	12.01	5,781	182	12.53
Total loans and leases held for investment	97,251	1,306	5.43	95,997	1,402	5.81
Loans held for sale	2,473	30	4.77	1,227	19	6.16
Total loans and leases	99,724	1,336	5.42	97,224	1,421	5.82

Total earning assets	132,331	1,709	5.21	125,144	1,757	5.59

Non-earning assets	17,545			16,411
Total assets	$149,876			$141,555

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,461	2.35		$2,270	4.74
Other client deposits	40,701	97.97		38,791	137	1.41
Client certificates of deposit	27,143	209	3.13	27,509	227	3.28
Other interest-bearing deposits	9,801	38	1.55	10,118	55	2.13
Total interest-bearing deposits	80,106	346	1.75	78,688	423	2.14

Fed funds purchased, repos and other borrowings	16,804	24.59		12,296	45	1.47
Long-term debt	17,436	165	3.81	17,700	201	4.52
Total interest-bearing liabilities	114,346	535	1.90	108,684	669	2.45

Noninterest-bearing deposits	13,828			13,298
Other liabilities	5,296			4,606
Shareholders' equity	16,406			14,967
Total liabilities and shareholders' equity	$149,876			$141,555

Average interest-rate spread			3.31			3.14

Net interest income/ net interest margin (3)		$1,174	3.57%		$1,088	3.47%

Taxable-equivalent adjustment		$28			$23

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2008			June 30, 2008			March 31, 2008
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$3,619	$46	5.08%	$4,730	$60	5.12%	$8,354	$98	4.69%
Mortgage-backed securities issued by GSE	15,186	186	4.89	13,982	167	4.79	9,777	126	5.14
States and political subdivisions	2,070	33	6.40	1,729	27	6.07	1,413	22	6.32
Non-agency mortgage-backed securities	1,615	23	5.82	1,658	24	5.81	1,711	25	5.81
Other securities	1,068	11	3.88	1,228	17	5.44	1,275	19	6.12
Trading securities	525	4	2.99	571	4	2.81	884	13	5.89
Total securities	24,083	303	5.03	23,898	299	5.01	23,414	303	5.18

Other earning assets	975	7	2.61	1,035	6	2.48	1,282	11	3.41
Loans and leases
Commercial loans and leases	48,125	656	5.42	47,097	655	5.59	45,549	732	6.47
Direct retail loans	15,595	248	6.35	15,584	251	6.47	15,639	270	6.94
Sales finance loans	6,292	104	6.57	6,188	102	6.60	6,031	100	6.72
Revolving credit loans	1,688	45	10.72	1,628	44	10.86	1,602	47	11.78
Mortgage loans	17,279	259	6.00	17,373	261	6.01	17,462	264	6.04
Specialized lending	5,648	179	12.61	5,389	176	13.07	5,212	173	13.37
Total loans and leases held for investment	94,627	1,491	6.28	93,259	1,489	6.41	91,495	1,586	6.97
Loans held for sale	1,316	20	6.18	1,607	23	5.83	1,223	18	5.81
Total loans and leases	95,943	1,511	6.28	94,866	1,512	6.40	92,718	1,604	6.95

Total earning assets	121,001	1,821	6.00	119,799	1,817	6.09	117,414	1,918	6.56

Non-earning assets	15,932			15,758			16,011
Total assets	$136,933			$135,557			$133,425

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,369	8	1.32	$2,566	6.97		$2,301	10	1.76
Other client deposits	38,369	157	1.62	34,650	135	1.57	34,851	183	2.11
Client certificates of deposit	26,317	220	3.33	26,742	248	3.73	27,061	289	4.30
Other interest-bearing deposits	9,785	64	2.61	9,641	66	2.74	9,694	82	3.38
Total interest-bearing deposits	76,840	449	2.32	73,599	455	2.49	73,907	564	3.07

Fed funds purchased, repos and other borrowings	8,915	55	2.44	10,350	64	2.51	10,760	94	3.50
Long-term debt	20,770	208	4.00	21,697	208	3.83	19,201	226	4.73
Total interest-bearing liabilities	106,525	712	2.66	105,646	727	2.77	103,868	884	3.42

Noninterest-bearing deposits	13,181			13,086			12,676
Other liabilities	4,051			3,808			3,920
Shareholders' equity	13,176			13,017			12,961
Total liabilities and shareholders' equity	$136,933			$135,557			$133,425

Average interest-rate spread			3.34			3.32			3.14

Net interest income/ net interest margin		$1,109	3.66%		$1,090	3.65%		$1,034	3.54%

Taxable-equivalent adjustment		$21			$22			$17

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2009	2008	2008	2008	2008

Nonperforming assets
Nonaccrual loans and leases
Commercial loans and leases	$1,028	$845	$722	$621	$443
Direct retail loans	119	89	76	65	60
Sales finance loans	7	7	6	4	5
Mortgage loans	479	375	298	250	185
Specialized lending	91	97	94	76	67
Total nonaccrual loans and leases	1,724	1,413	1,196	1,016	760
Foreclosed real estate	958	538	382	232	178
Other foreclosed property	65	79	60	53	51
Nonperforming restructured loans	3	-	-	-	-
Total nonperforming assets	$2,750	$2,030	$1,638	$1,301	$989

Loans 90 days or more past due and still accruing (1)
Commercial loans and leases	$7	$86	$39	$42	$52
Direct retail loans	127	117	88	72	59
Sales finance loans	28	26	19	17	15
Revolving credit loans	25	23	17	15	16
Mortgage loans	180	165	123	126	106
Specialized lending	14	14	11	10	10
Total loans 90 days past due and still accruing	$381	$431	$297	$282	$258

Loans 30-89 days past due (1)
Commercial loans and leases	$507	$594	$355	$492	$364
Direct retail loans	256	270	200	175	185
Sales finance loans	111	146	119	93	86
Revolving credit loans	32	34	29	25	24
Mortgage loans	706	690	582	519	510
Specialized lending	221	313	294	258	216
Total loans 30 - 89 days past due	$1,833	$2,047	$1,579	$1,562	$1,385

Allowance for credit losses
Beginning balance	$1,607	$1,393	$1,273	$1,113	$1,015
Allowance for acquired (sold) loans, net	-	-	(2)	-	-
Provision for credit losses	676	528	364	330	223
Charge-offs
Commercial loans and leases	(144)	(123)	(87)	(48)	(18)
Direct retail loans	(68)	(49)	(41)	(38)	(28)
Sales finance loans	(22)	(18)	(15)	(13)	(13)
Revolving credit loans	(30)	(23)	(20)	(18)	(18)
Mortgage loans	(49)	(45)	(33)	(13)	(5)
Specialized lending	(92)	(76)	(61)	(55)	(59)
Total charge-offs	(405)	(334)	(257)	(185)	(141)

Recoveries
Commercial loans and leases	3	7	3	2	4
Direct retail loans	4	3	3	3	3
Sales finance loans	2	1	2	2	2
Revolving credit loans	3	3	2	3	3
Mortgage loans	-	1	-	-	-
Specialized lending	5	5	5	5	4
Total recoveries	17	20	15	15	16
Net charge-offs	(388)	(314)	(242)	(170)	(125)
Ending balance	$1,895	$1,607	$1,393	$1,273	$1,113

Allowance for credit losses
Allowance for loan and lease losses	1,869	1,574	1,377	1,257	1,097
Reserve for unfunded lending commitments	26	33	16	16	16
Total	$1,895	$1,607	$1,393	$1,273	$1,113

(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2009		2008		2008		2008		2008

Asset Quality Ratios
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.83%		2.07%		1.63%		1.63%		1.47%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.38		.44		.31		.29		.27
Nonaccrual and restructured loans and leases as a
percentage of total loans and leases	1.72		1.43		1.24		1.06		.81
Nonperforming assets as a percentage of:
Total assets	1.92		1.34		1.20		.95		.73
Loans and leases plus foreclosed property	2.72		2.04		1.69		1.36		1.05
Net charge-offs as a percentage of average loans and leases	1.58		1.29		1.00		.72		.54
Net charge-offs excluding specialized lending as a
percentage of average loans and leases (2)	1.31		1.06		.82		.53		.32
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.94		1.62		1.45		1.33		1.19
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.19	X	1.26	X	1.43	X	1.84	X	2.18	X
Nonperforming loans and leases	1.08		1.11		1.15		1.24		1.44

(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(2)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.

BB&T Corporation
Credit Quality - Supplemental Schedules
(Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

		As of / For the Period Ended March 31, 2009
		Builder /	Land / Land	Condos /
		Construction	Development	Townhomes	Total ADC
Total loans outstanding		$2,618	$4,341	$515	$7,474

Average loan size (in thousands)		287	591	1,308	444
Average client size (in thousands)		818	1,313	3,267	1,118

Percentage of total loans		2.6%	4.3%	.5%	7.5%

Nonaccrual loans and leases as a percentage of category		8.56	6.68	5.96	7.29
Gross charge-offs as a percentage of category		3.43	6.60	3.80	5.30

	As of / For the Period Ended March 31, 2009
					Gross Charge-
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND			Nonaccrual	Nonaccrual as	Offs as a
CONSTRUCTION LOANS (ADC) BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Percentage of
ORIGINATION	Outstandings	Total	Leases	Outstandings	Outstandings
North Carolina	$2,789	37.3%	$84	3.03%	2.93%
Georgia	1,190	15.9	168	14.16	11.27
Virginia	1,125	15.1	41	3.60	7.18
Florida	755	10.1	132	17.44	9.86
South Carolina	667	8.9	32	4.80	1.63
Tennessee	242	3.2	19	7.67	1.96
Washington, D.C.	229	3.1	7	3.06	-
Kentucky	218	2.9	36	16.74	2.46
West Virginia	136	1.8	14	9.93	2.84
Maryland	123	1.7	12	9.87	-
Total	$7,474	100.0%	$545	7.29%	5.30%

OTHER COMMERCIAL REAL ESTATE LOANS (2)
		As of / For the Period Ended March 31, 2009
				Permanent
			Commercial	Income	Total Other
		Commercial	Land/	Producing	Commercial
		Construction	Development	Properties	Real Estate
Total loans outstanding		$2,943	$2,501	$6,444	$11,888

Average loan size (in thousands)		1,441	784	369	523
Average client size (in thousands)		1,913	955	555	752

Percentage of total loans		2.9%	2.5%	6.4%	11.9%

Nonaccrual loans and leases as a percentage of category		.54	2.72	.93	1.21
Gross charge-offs as a percentage of category		.15	.66	.26	.32

	As of / For the Period Ended March 31, 2009
					Gross Charge-
			Nonaccrual	Nonaccrual as	Offs as a
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Percentage of
ORIGINATION	Outstandings	Total	Leases	Outstandings	Outstandings
North Carolina	$3,608	30.3%	$14.38%		.13%
Georgia	2,119	17.8	39	1.85	1.18
Virginia	1,856	15.6	11.62		-
South Carolina	952	8.0	11	1.16	.06
Florida	830	7.0	40	4.79	.74
Washington, D.C.	706	5.9	1.10		-
Maryland	494	4.2	5	1.05	-
West Virginia	446	3.8	2.39		.09
Kentucky	441	3.7	14	3.14	-
Tennessee	347	2.9	7	1.97	.14
Other	89.8		-	-	-
Total	$11,888	100.0%	$144	1.21%	.32%

NOTES:	(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification.
	(2)	C&I loans secured by real property are excluded.

BB&T Corporation
Credit Quality - Supplemental Schedules
(Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION

	As of / For the Period Ended March 31, 2009
			Construction/
MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (1)

Total loans outstanding	$11,665	$3,060	$1,363	$626

Average loan size (in thousands)	194	330	348	69
Average credit score	720	734	736	588

Percentage of total loans	11.6%	3.1%	1.4%	.6%
Percentage that are first mortgages	99.7	99.7	99.0	83.3
Average loan to value	75.0	68.1	79.1	75.5

Nonaccrual loans and leases as a percentage of category	2.00	4.53	5.78	6.88
Gross charge-offs as a percentage of category	.79	1.79	2.41	3.32

	As of / For the Period Ended March 31, 2009
				Gross Charge-
			Nonaccrual as	Offs as a
	Total Mortgages	Percentage of	a Percentage of	Percentage of
RESIDENTIAL MORTGAGE LOANS BY STATE	Outstanding (1)	Total	Outstandings	Outstandings
North Carolina	$4,066	24.3%	1.52%	.32%
Virginia	3,368	20.1	2.33	.97
Florida	2,534	15.2	7.36	3.70
Maryland	1,741	10.4	1.69	.37
Georgia	1,539	9.2	3.55	1.92
South Carolina	1,530	9.2	2.54	.63
West Virginia	365	2.2	1.02	.58
Kentucky	349	2.1	.84	.15
Tennessee	254	1.5	2.23	.41
Washington, D.C.	184	1.1	1.89	.13
Other	784	4.7	3.61	1.69
Total	$16,714	100.0%	2.96%	1.20%

SUPPLEMENTAL HOME EQUITY PORTFOLIO INFORMATION (2)
			As of / For the Period Ended
			March 31, 2009
			Home Equity	Home Equity
HOME EQUITY LOANS & LINES			Loans	Lines

Total loans outstanding			$8,391	$5,574

Average loan size (in thousands) (3)			48	36
Average credit score			722	759

Percentage of total loans			8.4%	5.6%
Percentage that are first mortgages			77.8	25.3
Average loan to value			67.5	66.1

Nonaccrual loans and leases as a percentage of category			1.19	.29
Gross charge-offs as a percentage of category			1.09	1.29

	As of / For the Period Ended March 31, 2009
	Total Home			Gross Charge-
	Equity Loans and		Nonaccrual as	Offs as a
	Lines	Percentage of	a Percentage of	Percentage of
HOME EQUITY LOANS AND LINES BY STATE	Outstanding	Total	Outstandings	Outstandings
North Carolina	$4,843	34.7%	.88%	.53%
Virginia	3,132	22.4	.33	1.19
South Carolina	1,367	9.8	1.35	.85
Georgia	1,135	8.1	1.01	2.69
Maryland	843	6.0	.32	1.29
West Virginia	830	6.0	.42	.63
Florida	710	5.1	1.92	4.96
Kentucky	586	4.2	.74	.33
Tennessee	410	2.9	1.71	.66
Washington, D.C.	89.6		1.42	3.15
Other	20.2		.17	-
Total	$13,965	100.0%	.83%	1.17%

NOTES:	(1)	Includes $378 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category, and excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
	(2)	Home equity portfolio is a component of direct retail loans and originated through the BB&T branching network.
	(3)	Home equity lines without an outstanding balance are excluded from this calculation.

BB&T Corporation
Additional Information - Five Quarter Trend
(Dollars in millions, except per share data)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2009	2008	2008	2008	2008

Selected Capital Information (1)
Risk-based capital
Tier 1	$13,494	$13,446	$10,008	$9,317	$9,287
Total	19,045	19,109	15,318	14,673	14,644
Risk-weighted assets	111,386	109,757	106,097	104,455	103,546
Average quarterly tangible assets	144,280	136,325	131,469	129,915	127,653
Risk-based capital ratios
Tier 1	12.1%	12.3%	9.4%	8.9%	9.0%
Total	17.1	17.4	14.4	14.0	14.1
Leverage capital ratio	9.4	9.9	7.6	7.2	7.3

Equity as a percentage of total assets	11.3	10.6	9.5	9.4	9.4
Tangible equity as a percentage of tangible assets (2)	7.9	7.4	5.9	5.7	5.7
Tangible common equity as a percentage of tangible assets (2)	5.7	5.3	5.9	5.7	5.7
Tangible common equity as a percentage of risk-weighted assets (2)	7.1	7.1	7.3	7.2	7.1

Book value per common share	$23.29	$23.16	$23.42	$23.40	$23.49
Tangible book value per common share (2)	14.00	13.93	13.91	13.60	13.47

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value (decrease) increase	$(46)	$(247)	$(41)	$152	$(84)
MSRs hedge gains (losses)	74	273	65	(158)	82
Net	$28	$26	$24	$(6)	$(2)

Residential mortgage loan originations	$7,414	$3,581	$3,743	$4,721	$4,393

Residential mortgage servicing portfolio
Loans serviced for others	42,923	41,250	39,292	36,810	33,977
Bank-owned loans serviced	19,990	18,434	18,411	18,755	19,155
Total servicing portfolio	62,913	59,684	57,703	55,565	53,132

Weighted-average coupon rate	5.92%	6.03%	6.01%	5.98%	6.00%
Weighted-average servicing fee	.376	.370	.366	.365	.363

Selected Miscellaneous Information
Derivatives notional amount	$75,581	$74,177	$67,287	$59,795	$57,925
Fair value of derivatives	486	626	219	156	380
Unrealized depreciation on securities
available for sale, net of tax	(289)	(324)	(398)	(274)	(18)
Common stock prices
High	27.72	40.00	45.31	37.85	36.96
Low	12.90	21.47	18.71	21.40	25.92
End of period	16.92	27.46	37.80	22.77	32.06

Banking offices	1,504	1,511	1,501	1,489	1,494
ATMs	2,193	2,195	2,178	2,173	2,165
FTEs	29,496	29,633	29,818	30,089	29,726

(1)	Current quarter regulatory capital information is preliminary.
(2)	Tangible common equity and assets are based on regulatory Tier 1 capital definition.

BB&T Corporation
Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD	Link QTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	1Q09 vs. 1Q08	1Q09 vs. 4Q08

Average Balances

Commercial loans and leases (2)	12.3%	10.6%
Direct retail loans	(2.4)	(6.2)
Sales finance loans	5.2	(0.6)
Revolving credit loans	10.3	7.0
Mortgage loans	(4.0)	(10.4)
Specialized lending	6.7	2.1
Total loans and leases held for investment (2)	5.8	2.8
Loans held for sale	102.2	NM

Total loans and leases (2)	7.1	7.9

Noninterest-bearing deposits	8.9	15.7
Interest checking	6.8	33.7
Other client deposits	16.7	19.6
Client certificates of deposit	(0.4)	(7.0)
Total client deposits	9.1	10.4
Other interest-bearing deposits	1.1	(12.7)

Total deposits	8.2	7.9

	Percentage Increase (Decrease)
	QTD	Link QTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(3)	1Q09 vs. 1Q08	1Q09 vs. 4Q08

Net interest income - taxable equivalent	11.9%	1.7%

Noninterest income
Insurance income	(2.7)	(18.4)
Service charges on deposits	1.3	(35.6)
Investment banking and brokerage fees	(4.7)	(59.1)
Mortgage banking income	NM	NM
Checkcard fees	4.3	(15.9)
Other nondeposit fees and commissions	17.8	33.1
Trust and investment advisory revenues	(20.0)	-
Bankcard fees and merchant discounts	(2.8)	(32.0)
Other income	3.0	NM

Total noninterest income	15.1	49.6

Noninterest expense

Personnel expense	4.7	35.1
Occupancy and equipment expense	3.2	(20.9)
Other noninterest expense	14.0	(17.4)

Total noninterest expense	7.3	10.1

NOTES:		Applicable ratios are annualized.
	(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2009 and 2008.
	(2)	Adjusted for the sale of leveraged lease investments.
	(3)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives and other selected items as noted on the accompanying schedule.
NM - not meaningful.

BB&T Corporation
Selected Items & NON-GAAP Reconciliation Table
(Dollars in millions, except per share data)

		Favorable (Unfavorable)
Selected Items		Pre-Tax	After-Tax
First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net	$(36)	$(22)
Severance expense	Merger-related and restructuring charges, net	(11)	(7)

Fourth Quarter 2008
Other-than-temporary impairment charges	Securities gains (losses), net	(63)	(39)
Leveraged lease settlement	Net interest income	(67)	(43)
Leveraged lease settlement	Provision for income tax	60	60

Third Quarter 2008
Other-than-temporary impairment charges	Securities gains (losses), net	(41)	(26)

Second Quarter 2008
Gain from sale of Visa stock	Other noninterest income	47	30
Gain from extinguishment of debt	Other noninterest expense	36	22

First Quarter 2008
Gain from Visa IPO	Other noninterest income	33	21
Reversal of Accrual for Visa settlement	Other noninterest expense	14	9
Valuation charge for bank-owned life insurance	Income from bank-owned life insurance	(12)	(12)
Implementation of fair value accounting standards	Other noninterest income	(6)	(4)
Implementation of fair value accounting standards	Mortgage banking income	23	14

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
NON-GAAP Reconciliation Table	2009	2008	2008	2008	2008

Diluted earnings per common share	$.48	$.51	$.65	$.78	$.78
Effect of amortization of intangibles, net of tax	.03	.03	.03	.03	.03
Cash basis diluted earnings per common share	.51	.54	.68	.81	.81

Return on average assets	.86%	.86%	1.05%	1.28%	1.29%
Effect of amortization of intangibles, net of tax	.08	.08	.09	.10	.11
Effect of amortization of mark-to-market adjustments, net of tax	(.01)	-	.01	-	-
Cash basis return on average tangible assets	.93	.94	1.15	1.38	1.40

Return on average common shareholders' equity	8.29%	8.47%	10.86%	13.27%	13.30%
Effect of amortization of intangibles, net of tax	7.39	7.09	9.10	10.94	10.96
Effect of amortization of mark-to-market adjustments, net of tax	(.06)	.01	.01	.01	.01
Cash basis return on average tangible common shareholders' equity	15.62	15.57	19.97	24.22	24.27

Efficiency ratio	50.9%	53.9%	52.7%	49.2%	52.3%
Effect of amortization of intangibles	(1.2)	(1.3)	(1.4)	(1.3)	(1.5)
Effect of amortization of mark-to-market adjustments	.1	-	-	-	-
Cash basis efficiency ratio	49.8	52.6	51.3	47.9	50.8